Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Income Taxes
Income Taxes

15.                               Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. We evaluate the recoverability of our deferred tax assets by scheduling the expected reversals of deferred tax assets and liabilities in order to determine whether net operating loss carry forwards are recoverable prior to expiration and have established a valuation allowance in accordance with ASC Topic 740. Our January 3, 2012 acquisition resulted in the recording of deferred tax liabilities on the opening balance sheet due to higher book than tax basis for fixed assets and amortizable intangible assets.  This discrete event had the one-time effect of reducing our valuation allowance by approximately $3.4 million on that date, though this amount was offset by approximately $9.5 million of additional valuation allowance resulting from year-to-date losses. In future reporting periods, we will continue to assess the likelihood that deferred tax assets are realizable.

Reconciliations between the Company’s effective income tax rate and the U.S. statutory rate follow:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Statutory U.S. Federal income tax rate	(35.0)%	(35.0)%	(35.0)%	(35.0)%
State income taxes, net of U.S. Federal income tax	(3.3)	(3.7)	(2.9)	(3.6)
Permanent items	0.2	3.3	0.9	2.8
Valuation allowance	38.1	36.7	24.8	3.3
Other	0.4	(3.7)	0.6	1.2
Effective income tax rate	0.4%	(2.4)%	(11.6)%	(31.3)%

At September 30, 2012, the Company had available unused federal net operating loss carryforwards of approximately $183.5 million.  The net operating loss carryforwards will expire at various dates from 2020 through 2030.

15. Income Taxes

        The provision (benefit) for income taxes consists of the following:

	Year Ended December 31,
	2011	2010	2009
Current—State	$385	$291	$221
Current—Federal	—	—	57
Deferred	(8,728)	1,401	(11,767)

	$(8,343)	$1,692	$(11,489)

        Reconciliations between the Company's effective income tax rate and the U.S. statutory rate follow:

	Year Ended December 31,
	2011	2010	2009
Statutory U.S. Federal income tax rate	(35.0)%	(35.0)%	(35.0)%
State income taxes, net of U.S. Federal income tax	(3.4)	(4.0)	(4.8)
Valuation allowance	5.8	42.2	—
Permanent items	2.3	1.0	0.7
Deferred item adjustments	2.7	2.0	0.9

Effective income tax rate	(27.6)%	6.2%	(38.2)%

        The components of the Company's overall deferred tax assets and liabilities at December 31, 2011 and 2010, are as follows:

(in thousands)	December 31, 2011	December 31, 2010
Deferred tax assets
Accounts receivable	$753	$780
Accrued compensation and pension	8,593	7,701
Inventories	494	335
Other assets	2,263	3,836
Unrealized loss on cash flow hedge	1,868	6,372
Unrealized loss on pension	4,464	2,818
Net operating loss carryforwards	62,577	50,263

Deferred tax assets	81,012	72,105
Valuation allowance	(15,052)	(11,958)

Deferred tax assets	65,960	60,147
Deferred tax liabilities
Accelerated depreciation and amortization	(128,503)	(118,403)
Prepaid assets	(786)	(692)

Total deferred tax liabiliites	(129,289)	(119,095)

Net deferred tax liability	$(63,329)	$(58,948)

        At December 31, 2011, the Company had available unused federal net operating loss carryforwards of approximately $159.4 million. The net operating loss carryforwards will expire at various dates from 2020 through 2030.

        We evaluate the recoverability of our deferred tax assets by scheduling the expected reversals of deferred tax assets and liabilities in order to determine whether net operating loss carry forwards are recoverable prior to expiration. During 2010, we determined that it was no longer more likely than not that all of our net operating loss carry forwards will be recovered prior to their expiration based on the expected reversals of these deferred tax assets and liabilities, future earnings, or other assumptions. Accordingly, we established a valuation allowance of $12.0 million during 2010 to recognize this uncertainty. The 2011 acquisitions of the stock of Emergent Group and the stock of a surgical laser equipment service provider resulted in the recording of larger deferred tax liabilities than deferred tax assets on the opening balance sheets for each acquisition. This was due to deferred tax liabilities that were recorded for intangible and fixed assets. Together, each of these discrete events, at the date of acquisition, had the effect of reducing our valuation allowance by approximately $9.0 million, although this amount was offset by approximately $1.8 million of additional valuation allowance resulting from year-to-date losses. In future reporting periods, we will continue to assess the likelihood that deferred tax assets will be realizable.

        Under the Code, certain corporate stock transactions into which the Company has entered or may enter in the future could limit the amount of net operating loss carryforwards which may be utilized on an annual basis to offset taxable income in future periods.

        ASC Topic 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

        Our evaluation was performed for the tax years ended December 31, 2011, 2010 and 2009, which are the tax years that remain subject to examination by major tax jurisdictions as of December 31, 2011. We do not believe there will be any material changes in our unrecognized tax positions over the next twelve months.

        A reconciliation of the beginning and ending amount of unrecognized tax benefit for the years ended December 31, 2011, 2010 and 2009:

(in thousands)
Unrecognized tax benefits balance at January 1, 2009	$2,100
Gross increases for tax positions in 2009	—

Unrecognized tax benefits balance at December 31, 2009	2,100
Gross increases for tax positions in 2010	—

Unrecognized tax benefits balance at December 31, 2010	2,100
Gross increases for tax positions in current period	1,653

Unrecognized tax benefits balance at December 31, 2011	$3,753

        Included in the unrecognized tax benefits as of December 31, 2011, are $3.1 million of tax benefits that, if recognized, would decrease the effective tax rate.